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                                                                    EXHIBIT 24.1

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in this Registration Statement on Form S-8 pertaining to the Enhance Financial Services Group Inc. Long-Term Incentive Plan for Key Employees of our report, dated March 5, 1996, appearing in the Annual Report on Form 10-K of Enhance Financial Services Group Inc. for the year ended December 31, 1995.

                                                    DELOITTE & TOUCHE LLP

New York, New York
December 16, 1996